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                                                                    EXHIBIT 10.7


                          FIRST SUPPLEMENTAL INDENTURE

                          DATED AS OF OCTOBER 23, 2001

                                       TO

                                    INDENTURE

                          DATED AS OF JANUARY 26, 1999

                       -----------------------------------

                                     BETWEEN

                        NATIONAL SERVICE INDUSTRIES, INC.

                                       AND

                        SUNTRUST BANK, FORMERLY KNOWN AS
                       SUNTRUST BANK, ATLANTA, AS TRUSTEE

                       -----------------------------------

                             SENIOR DEBT SECURITIES



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         FIRST SUPPLEMENTAL INDENTURE, dated as of October 23, 2001 (this "First
Supplemental Indenture"), between NATIONAL SERVICE INDUSTRIES, INC., a Delaware corporation (said corporation, together with its successors and assigns, herein referred to as "NSI"), L & C SPINCO, INC., a Delaware corporation (said corporation, together with its successors and assigns, herein referred to as the "Company"), L & C LIGHTING GROUP, INC., a Delaware corporation and a wholly owned subsidiary of the Company (said corporation, together with its successors and assigns, herein referred to as "Lightco"), THE ZEP GROUP, INC., a Delaware corporation and a wholly owned subsidiary of the Company (said corporation, together with its successors and assigns, herein referred to as "Chemco"), and SUNTRUST BANK, formerly known as SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as trustee (said corporation, together with its successors and assigns, herein referred to as the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, NSI and the Trustee entered into an Indenture, dated as of January 26, 1999 (the "Indenture"), pursuant to which NSI issued its 8.375% Notes due August 1, 2010 (the "2010 Notes"), and its 6% Notes due 2009 (the "2009 Notes" and collectively with the 2010 Notes, the "Notes");

         WHEREAS, NSI and its subsidiaries have transferred to the Company all of the assets comprising NSI's lighting equipment and chemicals businesses in connection with the transactions contemplated by that certain Agreement and Plan of Distribution between NSI and the Company (the "Distribution Agreement"), pursuant to which all the outstanding shares of common stock of the Company will be distributed to NSI's stockholders (the "Spin-Off");

         WHEREAS, pursuant to Section 801 of the Indenture, NSI may convey, transfer or lease its properties and assets substantially as an entirety to any other corporation, partnership or trust organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; provided that such Person shall expressly assume, by a supplemental indenture executed and delivered to the Trustee and in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Amounts, if any) on all the Securities and the performance of every covenant of the Indenture on the part of NSI to be performed or observed;

         WHEREAS, the Company will assume all the rights and obligations of, and succeed to and be substituted for, NSI under the Indenture and the Securities;

         WHEREAS, in addition, Lightco and Chemco, jointly and severally with the Company, will assume the due and punctual payment of the principal of and interest on the Securities;

         WHEREAS, to evidence the assumption of the obligations under the Indenture and the Securities by the Company and the release of NSI from its liabilities and obligations under or with respect to the Notes and the Indenture in accordance with Sections 801 and 802 of the Indenture, the Company has agreed to execute and deliver this First Supplemental Indenture;


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         WHEREAS, NSI has delivered, or caused to be delivered, to the Trustee, an Officers' Certificate and an Opinion of Counsel meeting the requirements of
Section 801(c) of the Indenture;

         WHEREAS, NSI and the Trustee have received from the holders of a majority in principal amount of the 2009 Notes and the holders of a majority in principal amount of the 2010 Notes a direction and consent to enter into this First Supplemental Indenture;

         NOW, THEREFORE, in consideration of the above premises, the Company, Lightco and the Trustee agree, for the benefit of the other, NSI and for the equal and ratable benefit of the Holders of the Notes, as follows:

                                   ARTICLE I

                            ASSUMPTION OF OBLIGATIONS

         Section 101. Assumption of Obligations under Indenture. The Company hereby fully and unconditionally assumes the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Amounts, if any) on all the Securities and the performance of every covenant of the Indenture on the part of NSI to be performed or observed.

         Section 102. Assumption of Notes. Lightco and Chemco, jointly and severally with the Company, hereby fully and unconditionally assumes the due and punctual payment of the principal of and interest on the Securities.

                                   ARTICLE II

                             RELEASE OF OBLIGATIONS

         Section 201. Release of NSI from Obligations. The Trustee, on behalf of the Holders of the Securities, hereby relieves NSI from all covenants and obligations under the Notes, the Securities, and the Indenture, effective upon the "Effective Time" (as defined in the Distribution Agreement).

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

         Section 301. Terms Defined. For all purposes of this First Supplemental Indenture, capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.


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         Section 302. Effect of Supplemental Indenture. Upon the execution and delivery of this First Supplemental Indenture by NSI, the Company, Lightco, Chemco and the Trustee, the Indenture shall be supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. In accordance with Section 802 of the Indenture, upon the execution and delivery of this First Supplemental Indenture by NSI, the Company, Lightco, Chemco and the Trustee, the Company shall succeed to and be substituted for NSI with the same effect as if it had been named therein as the party of the first part and NSI shall be released and relieved as heretofore agreed.

         Section 303. Indenture and Supplemental Indenture Construed Together. This First Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this First Supplemental Indenture shall henceforth be read and construed together.

         Section 304. Confirmation of Indenture. Except as amended by this First Supplemental Indenture, the Indenture and the Notes are in all respects ratified and confirmed, and all the terms thereof shall remain in full force and effect. The Trustee has no responsibility for correctness of the recitals of facts herein contained, which shall be taken as the statements of NSI and the Company, and makes no representations as to the validity or sufficiency of this First Supplemental Indenture and shall incur no liability or responsibility in respect of the validity thereof.

         Section 305. Conflict with Trust Indenture Act. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act (the "Act") that is required under the Act to be part of and govern any provision of this First Supplemental Indenture, the provision of the Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Act that may be so modified or excluded, the provision of the Act shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

         Section 306. Severability. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 307. Headings. The Article and Section headings of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 308. Benefits of Supplemental Indenture. Nothing in this First Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder, any Authenticating Agent, Paying Agent and Security Registrar, and the Holders, any benefit of any legal or equitable right, remedy or claim under the Indenture, this First Supplemental Indenture or the Securities.


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         Section 309. Certain Duties and Responsible of the Trustee. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

         Section 310. Governing Law. THIS SUPPLEMENTAL INDENTURE, THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 311. Successors. All agreements of the Company, NSI, Chemco and Lightco in this First Supplemental Indenture shall bind their respective successors and assigns. All agreements of the Trustee in this First Supplemental Indenture shall bind the Holders of all Securities and all successors and assigns of the Trustee or such Holders.

         Section 312. Multiple Counterparts. The parties may sign multiple counterparts of this First Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

         Section 313. Endorsement and Change of Form of Notes. Any Notes authenticated and delivered after the date of this First Supplemental Indenture in exchange or substitution for Notes then outstanding and all Notes presented or delivered to the Trustee on and after that date for such purpose shall (unless textually revised as hereinafter provided) be stamped or typewritten by the Trustee with a notation as follows:

         "L&C Spinco, Inc. a Delaware corporation (the "Company"), has assumed the obligations of National Service Industries, Inc. ("NSI") as successor to the NSI in connection with the transfer of the properties and assets of NSI substantially as an entirety. The Company has expressly assumed the due and punctual payment of the principal of and interest on all the Notes and the due and punctual performance and observance of all the covenants and obligations in the Indenture to be performed by NSI, and NSI will be relieved from all covenants and obligations under the Notes, the Securities and the Indenture in accordance with the First Supplemental Indenture referred to below. The Indenture dated as of January 26, 1999 referred to in this Note has been amended by a First Supplemental Indenture dated as of October 23, 2001 to provide for such assumptions of obligations by the Company and the release of NSI from such obligations. Reference is hereby made to said First Supplemental Indenture, copies of which are on file with SunTrust Bank, as Trustee, for a description of the amendments therein made."

         Any Notes hereafter authenticated and delivered in exchange or substitution for Notes then outstanding shall, if the Company so elects, be textually revised in a form approved by the


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Trustee to make reference to the First Supplemental Indenture and to reflect the supplement of the Indenture hereby instead of being stamped or typewritten as hereinabove provided.

         Section 314. Effectiveness of First Supplemental Indenture. This First Supplemental Indenture shall be effective upon the execution and delivery by NSI, the Company, Lightco, Chemco and the Trustee.

         Section 315. Indemnification of Trustee. The Company, Lightco and Chemco (collectively, the "Companies" and individually, a "Company"), each agree, jointly and severally, to indemnify, defend and hold harmless the Trustee and its officers, directors, employees, agents, counsel, and their respective successors, assigns, heirs, personal representatives and administrators (collectively, the "Indemnified Parties") from and against, for and in respect of, any and all Losses (as hereinafter defined), including, but not limited to, those which might arise as a result of Litigation (as hereinafter defined) or Third-Party Claims (as hereinafter defined), assessed against, or paid, suffered or incurred by, any Indemnified Party which directly or indirectly result from or are based upon, or arise out of: (i) the execution, delivery and performance of this Agreement; (ii) the Transfer, the Spin-Off, the solicitation of directions from the Holders and all other transactions described herein or in the Distribution Agreement in connection therewith (collectively, the "Transactions"); (iii) the inaccuracy, untruth, or breach of any representation, warranty, statement or opinion made by any of the Companies or their respective officers, agents or counsel pursuant to this Agreement or the Indenture, or contained in any certificate, opinion or other document or paper furnished to the Trustee by any of the Companies or their respective officers, agents or counsel in connection herewith or the Indenture; (iv) any breach or failure to perform any covenant or agreement set forth in the Indenture by NSI in connection with the Transactions; or (v) any action or failure to act on the part of the Trustee or any other Indemnified Party in connection with this Agreement or the Indenture with respect to the Transactions. Notwithstanding anything else herein contained, the foregoing indemnity shall not be applicable to any Losses suffered or incurred by any Indemnified Party as result of such Indemnified Party's negligence or bad faith.

         For purposes of this Section, the terms "Litigation," "Losses," "Third-Party Claim" and "Indemnification Claim" shall have the following meanings:

         "Litigation" shall mean any demand, action, suit, cause of action, claim, complaint, prosecution, formal, informal, or threatened examination, investigation, hearing or other proceeding (whether civil, criminal or administrative or involving any arbitration) relating to or affecting an Indemnified Party.

         "Losses" shall mean any and all assessments, losses, diminution in value, damages, (including direct, indirect, special and consequential damages and sums paid in settlement of claims), liabilities, judgments, costs and expenses (including, without limitation, interest, penalties, fines, reasonable costs of investigation defense, and the reasonable fees and expenses of attorneys and other advisors).


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         "Third-Party Claim" shall mean any Litigation (including, without limitation, a binding arbitration or an audit by any governmental or administrative authority) that is instituted or threatened against an Indemnified Party and which, if prosecuted successfully, could result in an Indemnification Claim.

         "Indemnification Claim" shall mean any claim for indemnification provided under this Section 315.

         Section 316. Trustee's Fees and Expenses. Without duplication with respect to any obligation of the Companies under Section 315 hereof, the Companies jointly and severally agree to pay the Trustee upon the execution and delivery of this Agreement and thereafter upon receipt of a written request therefor, fees and expenses of the Trustee incurred in connection with this Agreement and the Transactions, including, without limitation, all attorney's fees and expenses in connection with (i) the review, negotiation and preparation of this Agreement and any and all documents, opinions, certificates and other papers prepared in connection herewith and with the Transactions, (ii) the administration or enforcement of the Indenture or this Agreement in connection with the Transactions, and (iii) any administrative, judicial, arbitration or other proceedings, or any investigations with respect thereto or in any way related to this Agreement or the Indenture with respect to any of the Transactions.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


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                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.


                                   NATIONAL SERVICE INDUSTRIES, INC.


                                   By:  /s/ Brock A. Hattox
                                      ---------------------------------
                                      Brock A. Hattox
                                      Executive Vice President and CFO


                                   L & C SPINCO, INC.


                                   By:  /s/ James S. Balloun
                                      ---------------------------------
                                        James S. Balloun
                                        President and CEO


                                   L & C LIGHTING GROUP, INC.


                                   By:  /s/ James S. Balloun
                                      ---------------------------------
                                        James S. Balloun
                                        President and CEO


                                   THE ZEP GROUP, INC.


                                   By:  /s/ James S. Balloun
                                      ---------------------------------
                                        James S. Balloun
                                        President and CEO


                                   SUNTRUST BANK, as Trustee


                                   By:  /s/ Ronald C. Painter
                                      ---------------------------------
                                        Ronald C. Painter
                                        Group Vice President


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